                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary proxy statement             [ ]  Confidential, for use of the
[x]  Definitive proxy statement                   Commission only (as permitted
[ ]  Definitive additional materials              by Rule 14a-6(e)(2))
[ ]  Soliciting material pursuant to Rule
     14a-11(c) or Rule 14a-12

                              SNOWBALL.COM, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
    (5) Total fee paid:

        -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------
    (3) Filing Party:

        -----------------------------------------------------------------------
    (4) Date Filed:

        -----------------------------------------------------------------------

                              [SNOWBALL.COM LOGO]

                                 April 30, 2001

To Our Stockholders:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Snowball.com, Inc. ("Snowball" or the "Company") to be held at the Sheraton Palo Alto, 625 El Camino Real, Palo Alto, California, on Thursday, June 14, 2001, at 9:00 a.m., Pacific Time.

   The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

   Please use this opportunity to take part in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

   We hope to see you at the meeting.

                                          Sincerely,

                                          /s/ Mark A. Jung
                                          Mark A. Jung
                                          Chief Executive Officer

                               SNOWBALL.COM, INC.

                            3240 Bayshore Boulevard
                           Brisbane, California 94005

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Snowball.com, Inc. ("Snowball" or the "Company") will be held at the Sheraton Palo Alto, 625 El Camino Real, Palo Alto, California, on Thursday, June 14, 2001, at 9:00 a.m., Pacific Time.

   At the Meeting, you will be asked to consider and vote upon the following matters:

  1. The election of two Class I directors, each to serve until the third annual meeting of stockholders following the Meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. At the Meeting, the Company's Board of Directors intends to present the following nominees for election as directors:

       Christopher Anderson
       Michael Orsak

  2. A proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

  3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 17, 2001 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors
                                          /s/ Mark A. Jung
                                          Mark A. Jung
                                          Chief Executive Officer

Brisbane, California
April 30, 2001

-------------------------------------------------------------------------------
    Whether or not you plan to attend the meeting in person, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting.
-------------------------------------------------------------------------------

                               SNOWBALL.COM, INC.

                            3240 Bayshore Boulevard
                           Brisbane, California 94005

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                 April 30, 2001

   The accompanying proxy is solicited on behalf of the Board of Directors of Snowball.com, Inc., a Delaware corporation, for use at our 2001 Annual Meeting of Stockholders to be held at the Sheraton Palo Alto, 625 El Camino Real, Palo Alto, California, on Thursday, June 14, 2001, at 9:00 a.m., Pacific Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to our stockholders on or about April 30, 2001. An annual report for the year ended December 31, 2000 is enclosed with this Proxy Statement.

Record Date; Quorum

   Only holders of record of our common stock at the close of business on April 17, 2001 (the "Record Date") will be entitled to vote at the Meeting. The presence at the Meeting (in person or by proxy) of a majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, we had 11,883,487 shares of common stock outstanding and entitled to vote.

Voting Rights; Required Vote

   Holders of our common stock are entitled to one vote for each share held as of the Record Date. Shares of common stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

   Directors will be elected by a plurality of the votes cast by the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.

   Proposal No. 2 requires for approval the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting that are voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote. All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes on each proposal.

Voting of Proxies

   The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Snowball (the "Board") for use at the Meeting. Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to Snowball. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

   In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

   We will pay our expenses of soliciting proxies to be voted at the Meeting. Following the original mailing of the proxies and other soliciting materials, we and our agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting prior to the vote, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares at the Meeting. Any written notice of revocation or subsequent proxy should be mailed to Snowball.com, Inc., 3240 Bayshore Boulevard, Brisbane, California 94005,
Attention: Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

Assumptions

   Unless otherwise indicated, all common stock prices and amounts contained in this Proxy Statement reflect retrospectively the one-for-three reverse stock split effective March 6, 2001.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The Board is divided into three equal classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2002 and 2003, respectively. The Board proposes that each of the Class I nominees named below, both of whom are currently serving as Class I directors, be re-elected as a Class I director for a three-year term expiring at the annual meeting of stockholders to be held in 2004 and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted "for" the election of each of the two nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director. Each nominee has consented to being named in this proxy statement and to serve if elected.

Vote Required for Approval

   Directors will be elected by the affirmative vote of a plurality of the shares present at the Meeting, which means that the two nominees who receive the most votes will be elected. For purposes of this Proposal No. 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal No. 1. Your proxy will be voted for each of these two nominees unless your proxy is marked to withhold authority to vote for either or both of them.

Nominees to the Board

   The Class I nominees, and their ages, occupations and period of service to Snowball, are:

                                                                       Director
 Name of Director                     Age Principal Occupation          Since
 ----------------                     --- --------------------         --------
 Christopher Anderson(1)............. 44  Chairman of the Board,
                                          Future Network, plc            1999
 Michael Orsak(1)(2)................. 40  General Partner, Worldview     1999
                                          Technology Partners

--------
(1) Compensation Committee member.
(2) Audit Committee member.

   Christopher Anderson has served as our Chairman of the Board and as a director since our incorporation in January 1999. He founded Imagine Media, Inc., the entity from which Snowball was spun out, and served as its Chief Executive Officer and as one of its directors from October 1993 until its acquisition in June 1999 by Future Network, plc, a U.K. magazine and web site media company founded by Mr. Anderson. Future Network (LSE: FNET) is publicly traded in the U.K., and Mr. Anderson serves as Chairman of its Board. Mr. Anderson holds a Bachelor of Arts degree in politics, philosophy and economics from Oxford University.

   Michael Orsak has served as a director since May 1999. He is a founder of Worldview Technology Partners, a venture capital firm, and has been a general partner of that firm since September 1996. From January 1990 to September 1996, he served as a co-manager of a fund of JAFCO America Ventures, a venture capital firm. Mr. Orsak holds a Bachelor of Arts degree in economics and a Master of Business Administration from Stanford University.

Continuing Directors

                                                                      Director
 Name of Director        Age          Principal Occupation             Since
 ----------------        ---          --------------------            --------
 Mark A. Jung...........  39 Chief Executive Officer, Snowball          1999
 James R. Tolonen.......  51 Chief Financial Officer and Chief
                              Operating Officer, Snowball               1999
 Richard A. LeFurgy(2)..  44 Member, Walden Media, L.L.C.; General
                              Partner, Walden Media & Information
                              Technology Fund, L.P.                     1999
 Robert H. Reid(1)(2)...  35 President and Chief Executive Officer,
                              Listen.Com, Inc.                          1999

--------
(1) Resigned from Compensation Committee in February 2000.
(2) Audit Committee member.

   Mark A. Jung has served as our Chief Executive Officer since February 1999 and as a director since our incorporation in January 1999. He also served as our President from February 1999 through October 2000. Prior to joining us, from July 1997 to January 1999, he served as an independent industry consultant to various companies. From February 1992 to July 1997, he co-founded and served as Chief Executive Officer, a director and, from February 1996 to July 1997, Chairman of Worldtalk Communications Corporation, an Internet security company. Mr. Jung holds a Bachelor of Science degree in electrical engineering from Princeton University and a Master of Business Administration from Stanford University.

   James R. Tolonen has served as our Chief Financial Officer and Chief Operating Officer since October 1999, as a director since November 1999 and as our Chief Accounting Officer from January 2001 to April 2001. Prior to joining us, from November 1998 to October 1999, Mr. Tolonen served intermittently as an advisor and board member to several private companies. From August 1996 to October 1998, he served as a director of Cybermedia, Inc., a software product service and support company, and as its President and Chief Operating Officer from May 1998 to October 1998. From June 1989 to April 1998, he served as Senior Vice President and Chief Financial Officer of Novell, Inc., a computer network and software company. Mr. Tolonen holds a Bachelor of Science degree in mechanical engineering and a Master of Business Administration from the University of Michigan. Mr. Tolonen is also a certified public accountant.

   Richard A. LeFurgy has served as a director since April 1999. He has been a member of Walden Media, L.L.C., the general partner of the Walden Media & Information Technology Fund, L.P., a venture capital firm, since August 1999. He served as a consultant to the Walden Media & Information Technology Fund, L.P. from October 1998 to August 1999. From June 1995 to October 1998, he served as Senior Vice President, Advertising Sales of Starwave Corporation, an Internet media company, and from June 1978 to May 1995, he served as Executive Vice President, Senior Partner and a director at NW Ayer & Partners, an advertising agency. Mr. LeFurgy holds a Bachelor of Science degree in advertising from Syracuse University.

   Robert H. Reid has served as a director since March 1999. He is the founder of Listen.Com, Inc., an Internet music company, and has served as its President and Chief Executive Officer since December 1998. From January 1997 to December 1998, he was an associate of 21st Century Internet Venture Partners, a venture capital firm. He authored a book from April 1996 to December 1996, and from December 1994 to April 1996 he served as a Business Development Manager at Silicon Graphics, Inc., a high-performance computer company. Mr. Reid holds a Bachelor of Arts degree in international relations and a Master of Arts degree in international policy studies from Stanford University and a Master of Business Administration from Harvard University.

   There are no family relationships among any of our directors or officers.

Board of Directors Meetings and Committees

   Board of Directors. During 2000, the Board met nine times, including telephone conference meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served (during the period such director served).

   Standing committees of the Board include an audit committee and a compensation committee. The Board does not have a nominating committee or a committee performing similar functions.

   Audit Committee. Messrs. LeFurgy, Orsak and Reid are the current members of our audit committee. Our audit committee met four times during 2000, including one time in connection with a regularly scheduled board meeting. Our audit committee reviews and monitors our financial statements and accounting practices, makes recommendations to the Board regarding the selection of independent auditors and reviews the results and scope of the audit and other services provided by our independent auditors.

   Compensation Committee. Messrs. Anderson and Orsak are the current members of our compensation committee. Our compensation committee met seven times during 2000, including one time in connection with a regularly scheduled board meeting. Our compensation committee reviews and makes recommendations to the Board concerning salaries and incentive compensation for our officers and employees. Our compensation committee also administers our 1999 Equity Incentive Plan, 2000 Equity Incentive Plan and 2000 Employee Stock Purchase Plan.

Director Compensation

   Our directors do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending Board and Board committee meetings.

   Each eligible director who is not our employee and who was or became a member of the Board on or after our initial public offering was granted an option to purchase 6,667 shares of common stock under our 2000 Equity Incentive Plan, unless that director previously received an option grant in that amount before our initial public offering. Immediately following each annual meeting of our stockholders, each eligible director will automatically be granted an additional option to purchase 1,667 shares under the 2000 Plan if the director has served continuously as a member of the Board for at least one year. The options will have ten-year terms and will terminate three months following the date the director ceases to be one of our directors or consultants, 12 months if the termination is due to death or disability, or one month if the termination is for cause. All options granted under our 2000 Equity Incentive Plan will vest over four years from the date of grant, with 25% of the shares vesting on the first anniversary of the date of grant and the remainder vesting ratably over a 36-month period thereafter.

                  The Board Recommends a Vote FOR the Election
                      of Each of the Nominated Directors.

                                PROPOSAL NO. 2:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   We have selected Ernst & Young LLP as our independent auditors to perform the audit of our financial statements for the fiscal year ending December 31, 2001, and the stockholders are being asked to ratify this selection. Ernst & Young has served as our independent auditors since the year ended December 31, 1998. Representatives of Ernst & Young will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

   Stockholder ratification of the selection of Ernst & Young is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will consider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Vote Required for Approval

   The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of Ernst & Young. Abstentions and broker non-votes are counted towards a quorum, but will not affect the outcome of the vote.

Independence of Auditors

   Management and our audit committee believe, on the basis of the relevant facts and circumstances pertaining to our engagement of Ernst & Young, that the provision of the services set forth below under the headings "Financial Information Systems Design and Implementation" and "All Other Fees," satisfies the requirements for such firm's independence from us.

   Audit Fees. In fiscal 2000, we incurred $172,500 in professional fees for services rendered by Ernst & Young in connection with the audit of our annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of our financial statements included in our quarterly reports for the fiscal year ended December 31, 2000.

   Financial Information Systems Design and Implementation. During fiscal 2000, we did not engage Ernst & Young to (a) operate or supervise our information systems or local area network, or (b) design or implement a hardware or software system that aggregates source data underlying our financial statements or that generates information that would be significant to our financial statements.

   All Other Fees. We incurred an aggregate of $643,450 in fees to Ernst & Young during the fiscal year ended December 31, 2000 for all non-audit services.

                The Board Recommends a Vote FOR the Ratification
                     of the Selection of Ernst & Young LLP.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 17, 2001, by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
(ii) each director and nominee; (iii) each Named Executive Officer set forth in the Summary Compensation Table below; and (iv) all directors and executive officers as a group. The address of each person or entity listed is in care of Snowball.com, Inc., 3240 Bayshore Boulevard, Brisbane, California 94005.

   The percentage of shares beneficially owned is based on 11,883,487 shares of common stock outstanding as of April 17, 2001. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of April 17, 2001 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                                            Shares
                                               Shares   Issuable Under
                                  Amount of  Subject to    Options
                                  Beneficial Repurchase  Exercisable
Name of Beneficial Owner          Ownership    Right    within 60 days Percent
------------------------          ---------- ---------- -------------- -------
Christopher Anderson(1).......... 5,434,250       --           --       45.7%
Mark A. Jung(2).................. 1,054,844   274,733       45,833       8.8
Michael Orsak(3).................   562,995       --           --        4.7
James R. Tolonen(4)..............   170,671    21,530       86,111       1.4
Richard D. Boyce(5)..............   160,351   103,171       26,638       1.3
Elizabeth G. Murphy(6)...........   125,521    31,250       25,521       1.1
Teresa M. Crummett(7)............    80,671    28,875       12,916        *
Richard A. LeFurgy(8)............    52,315    18,750          --         *
Robert H. Reid(9)................    50,000    12,959          --         *
All 10 directors and executive
 officers as a group............. 7,892,147   558,532      206,046      66.4

--------
 * Less than 1% of the outstanding shares of common stock.

(1) Based on Mr. Anderson's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 and Annual Statement of Changes in Beneficial Ownership filed on Form 5 with the Securities and Exchange Commission. Mr. Anderson has sole voting and dispositive power with respect to 4,971,548 shares of common stock and shares voting and dispositive power with respect to 462,702 shares of common stock held by Imagine Media, Inc. Mr. Anderson, one of our directors, serves as Chairman of the Board of Directors of Future Network, plc, the sole shareholder of Imagine Media, Inc. Mr. Anderson disclaims beneficial ownership with respect to the shares held by Imagine Media, Inc., except to the extent of his pecuniary interest therein.

(2) Based on Mr. Jung's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 33,334 shares of common stock held by Mr. Jung as Trustee of the Mark Jung Annuity Trust and 3,334 shares of common stock held by the Jung-Murdock Children's Trust U/A 11/23/93, Susan Murdock TTEE.

(3) Based on Mr. Orsak's Initial Statement of Beneficial Ownership of
    Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Represents 17,722 shares of common stock held by Worldview Strategic Partners II, L.P., 127,799 shares of common stock held by Worldview Technology International II, L.P., and 417,475 shares of common stock held by Worldview Technology Partners II, L.P. Mr. Orsak is a general partner of the Worldview Technology Partner entities. Mr. Orsak disclaims beneficial ownership of shares held by the Worldview Technology Partner entities except to the extent of his pecuniary interest in this venture capital firm.

(4) Based on Mr. Tolonen's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 and Annual Statement of Changes in Beneficial Ownership filed on Form 5 with the Securities and Exchange Commission. Includes 40,000 shares of common stock held by the James R. Tolonen and Ginger Tolonen Family Trust dated 9/26/96, Ginger and James Tolonen Trustees, and 10,000 shares of common stock held by the James R. Tolonen 1999 Grantor Retained Annuity, James R. Tolonen Trustee.

(5) Based on Mr. Boyce's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 and Annual Statement of Changes in Beneficial Ownership filed on Form 5 with the Securities and Exchange Commission. Includes 133,334 shares of common stock held by the Richard Boyce and Brenda Cantu Family Trust, Richard Boyce and Brenda Cantu Trustees.

(6) Based on Ms. Murphy's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 and Annual Statement of Changes in Beneficial Ownership filed on Form 5 with the Securities and Exchange Commission. Includes 5,000 shares of common stock held by C.J. Allan Murphy, as custodian for Charles James Murphy under UTMA, and 5,000 shares of common stock held by C.J. Allan Murphy, as custodian for Parker Elisabeth Murphy under UTMA. Ms. Murphy's employment with Snowball was terminated April 17, 2001.

(7) Based on Ms. Crummett's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 and Annual Statement of Changes in Beneficial Ownership filed on Form 5 with the Securities and Exchange Commission.

(8) Based on Mr. LeFurgy's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 3,334 shares of common stock purchased under DB Alex Brown LLC Cust FBO Richard LeFurgy R-IRA DTD 02/11/99.

(9) Based on Mr. Reid's Initial Statement of Beneficial Ownership of Securities filed on Form 3 with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

   The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Snowball and its subsidiaries during 1999 and 2000 to our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers at the end of 2000 (the "Named Executive Officers"). None of our officers was compensated in 1998.

   We do not grant stock appreciation rights and have no long-term compensation benefits other than stock options and restricted stock awards.

                           Summary Compensation Table

                                                         Long-Term
                                                    Compensation Awards
                                                   -----------------------
                                   Annual
                                Compensation
                              -------------------- Restricted   Securities
Name and Principal                                   Stock      Underlying     All Other
Position                 Year Salary(1)     Bonus    Awards      Options      Compensation
------------------       ---- ---------    ------- ----------   ----------    ------------
Mark A. Jung............ 2000 $264,583         --        --      133,334        $73,889(2)
 Chief Executive Officer 1999  230,770         --        -- (3)      --          20,000(4)

James R. Tolonen........ 2000  235,208         --        --       33,334         99,984(6)
 Chief Financial Officer 1999   47,596(5)      --        --      200,000         17,797(6)
  and
 Chief Operating Officer

Elizabeth G. Murphy..... 2000  213,333     $50,000       --       35,001         63,750(7)
 Vice President, Sales   1999  160,000         --        --      100,000         59,250(7)
  and Marketing

Richard D. Boyce........ 2000  194,535(8)      --   $825,004(9)  216,668(10)     32,500(11)
 President               1999      --          --        --          --             --

Teresa M. Crummett...... 2000  189,327      32,500       --       38,334            --
 Vice President,         1999  119,616      22,500       --       66,000         48,500(4)
  Corporate Marketing
 and Product Management

--------
 (1) 2000 salaries for Mr. Jung, Mr. Tolonen, Ms. Murphy, Mr. Boyce and Ms. Crummett include $12,500, $10,833, $10,000, $10,833 and $8,333, respectively, of amounts accrued in 2000 and paid in 2001.

 (2) Represents forgiveness of principal and related interest owed under promissory note.

 (3) On December 31, 2000, Mr. Jung held 659,341 shares of our common stock pursuant to a 1999 restricted stock award. Mr. Jung paid $0.14 per share for these shares, which is equal to the deemed fair value of the stock on the date of grant; accordingly, no compensation is recorded for this award. Based upon the closing price of our common stock on December 31, 2000 of $1.3125 per share, the value of these shares was $865,385. We have the right to repurchase these shares upon termination of Mr. Jung's employment with us. This right expires ratably over a 48-month period that began in December 1998. If declared by the Board, dividends will be paid on Mr. Jung's restricted stock.

 (4) Represents payment made on our behalf by Imagine Media in January and February 1999.

 (5) James R. Tolonen, our Chief Financial Officer and Chief Operating Officer, was hired in October 1999 and, had he been employed for the entire year, would have earned a salary of approximately $225,000.

 (6) Represents forgiveness of principal and related interest owed under promissory note issued as consideration for purchase of 150,000 shares of our Series B-1 preferred stock.

 (7) Represents sales commissions.

 (8) Richard D. Boyce, our President, was hired in February 2000 and, had he been employed for the entire year, would have earned a salary of approximately $235,000.

 (9) On December 31, 2000, Mr. Boyce held 133,334 shares of our common stock pursuant to a September 12, 2000 restricted stock award. Based upon the closing price of our common stock on

     December 31, 2000 of $1.3125 per share, the value of these shares was $175,001. We have the right to repurchase these shares upon termination of Mr. Boyce's employment with us. This right expired as to 22,227 shares on September 12, 2000, and expires ratably as to the remaining 111,107 shares over the 42-month period following that date. If declared by the Board, dividends will be paid on Mr. Boyce's restricted stock.

(10) Includes options to purchase 150,000 shares of common stock that subsequently were cancelled. See also "Individual Grants" table.

(11) Represents amount associated with vested portion of restricted stock.

Option Grants in 2000

   The following table presents the grants of stock options under our 1999 and 2000 Equity Incentive Plans ("Plans") and grants outside the Plans to the Named Executive Officers in 2000.

   Options granted under our Plans are either incentive stock options or nonqualified stock options and generally become exercisable with respect to 25% of the shares subject to the option on the first anniversary of the date of grant and with respect to an additional 2.083% of these shares each month thereafter, subject to acceleration in some instances upon certain changes in our control. Options that were granted outside of the Plans were nonqualified stock options and became exercisable with respect to 2.083% of the shares subject to the option one month after the first anniversary of the date of grant and as to 2.083% of the shares each month thereafter, subject to acceleration in some instances upon certain changes in our control or termination by us in certain circumstances. Options expire ten years from the date of grant. Options were granted at an exercise price equal to the fair market value of our common stock, as determined by the Board on the date of grant. In 2000, we granted to our employees options to purchase an aggregate of 1,539,134 shares of common stock under our Plans and 501,668 shares of common stock outside our Plans. During 2000, options to purchase 942,456 shares of common stock were returned to our Plans due to termination of employees prior to vesting.

   In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the estimated fair market value on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. For the options granted before our initial public offering in March 2000, we assumed the fair market value on the date of grant was the deemed value used for accounting purposes.

                               Individual Grants

                                      Percentage                                Potential Realizable Value at
                         Number of     of Total             Deemed              Assumed Annual Rates of Stock
                         Securities    Options             Value or             Price Appreciation for Option
                         Underlying   Granted to Exercise   Market                           Term
                          Options     Employees    Price     Price   Expiration ------------------------------
Name                      Granted      in 2000   Per Share Per Share    Date       0%        5%        10%
----                     ----------   ---------- --------- --------- ---------- -------- ---------- ----------
Mark A. Jung............  133,334        6.53%   $28.0500  $30.0000   02/03/10  $260,001 $2,515,591 $6,375,002

James R. Tolonen........   33,334        1.63     28.0500   30.0000   02/03/10    65,001    628,907  1,593,774

Elizabeth G. Murphy.....   11,667        0.57     28.0500   30.0000   02/03/10    22,751    220,119    557,826
                            7,173        0.35      6.1875    6.1875   09/12/10       --      27,912     70,735
                           16,161        0.79      6.1875    6.1875   09/12/10       --      62,887    159,368

Richard D. Boyce........  150,000(1)     7.35     28.0500   30.0000   02/22/10   292,500  2,830,026  7,171,841
                           16,667        0.82     12.1890   12.1890   04/24/10       --     127,763    323,775
                           16,667        0.82      6.1875    6.1875   09/12/10       --      64,856    164,358
                           33,334        1.63      6.1875    6.1875   09/12/10       --     129,712    328,716

Teresa M. Crummett......   21,667        1.06     28.0500   30.0000   02/03/10    42,251    408,788  1,035,949
                           16,667        0.82     13.5000   13.5000   06/06/10       --     141,504    358,599

--------
(1) This option was cancelled and replaced by 33,334 shares of restricted common stock not included above and an option to purchase 16,667 shares of common stock included above.

Aggregated Option Exercises in 2000 and Values at December 31, 2000

   The following table presents the number of shares acquired and the value realized upon exercise of stock options for the year ended December 31, 2000 and the number of shares of common stock subject to "exercisable" and "unexercisable" stock options held as of December 31, 2000 by the Named Executive Officers. Options generally vest monthly over 48 months, as to 2.083% of shares subject to option, however, have an original vesting date, or "cliff vesting date", only after the first 12 months. Certain options have no vesting for the first 12 months, then vest monthly as to 2.083% of shares subject to option over the subsequent 48 months. One option for 23,334 shares vests 50% after six months and 100% after 12 months. One option for 66,667 shares is immediately exercisable, but has a lapsing repurchase right which mirrors the vesting provisions. In the table below, the heading "exercisable" refers either to shares that have vested or to shares as to which our right of repurchase has lapsed. The heading "unexercisable" refers to shares that have not vested or to shares that we still have the right to repurchase upon termination of the optionee's employment. Also presented are values of "in-the-money" options, which represent the positive difference between the exercise price of each outstanding stock option and the closing price of our common stock as reported on the Nasdaq National Market on December 29, 2000, the last day of trading for 2000, which was $1.3125.

                                                Number of Securities      Value of Unexercised
                                               Underlying Unexercised     In-the-Money Options
                           Shares                Options at Year-End           at Year-End
                         Acquired on  Value   ------------------------- -------------------------
Name                      Exercise   Realized Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------- ----------- ------------- ----------- -------------
Mark A. Jung............      --        --         --        133,334         --           --
James R. Tolonen........      --        --      19,444        80,557         --           --
Elizabeth G. Murphy.....      --        --         --         35,001         --           --
Richard D. Boyce........      --        --       5,557         6,111         --           --
Teresa M. Crummett......      --        --         --         38,334         --           --

Report on Repricing of Options/SARs

   Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed soliciting material or filed under such Acts.

   At a meeting held on September 12, 2000, our compensation committee determined that the grant of options to purchase 150,000 shares of common stock originally issued to Richard D. Boyce, at the exercise price of $28.05 per share pursuant to a stock option grant dated February 22, 2000, no longer provided a meaningful incentive as originally intended. In order to provide a meaningful incentive to Mr. Boyce, our compensation committee approved the cancellation of this grant and replaced such options with a grant to Mr. Boyce of 133,334 shares of restricted common stock and a grant of options to purchase 16,667 shares of our common stock at an exercise price of $6.1875 per share, the market price of our common stock on the date of grant. Our right to repurchase the restricted common stock lapsed as to approximately 17% of the shares on October 18, 2000, and will continue to lapse as to the remaining shares ratably on a quarterly basis over 14 quarters. The options to purchase our common stock vest over four years and expire ten years from the date of grant, subject to earlier termination if Mr. Boyce's employment with us is terminated, as provided in our option grant and employment agreement with him, and are subject to the terms and conditions of our 2000 Equity Incentive Plan.

   At a meeting held on December 19, 2000, our compensation committee approved, effective January 2, 2001, the repurchase of 100,000 shares of our common stock originally purchased for $6.00 per share by James R. Tolonen pursuant to a stock option agreement dated October 20, 1999, since such shares no longer provided a meaningful incentive as originally intended. Our repurchase was made in exchange for the cancellation of (a) $600,000 of the debt owed to us by Mr. Tolonen under a full recourse promissory note dated November 30, 1999 as payment for such shares, (b) the interest accrued under such note as of January 2, 2001, and (c) Mr. Tolonen's remaining unexercised right to purchase 66,667 shares of common stock under the original agreement. Also effective January 2, 2001, in order to provide a meaningful incentive to Mr. Tolonen, our compensation committee granted to Mr. Tolonen an option to purchase 166,667 shares of our common stock, at an exercise price of $1.50 per share, the market price of the shares on the date of grant. These additional options vest over four years and expire ten years from the date of grant, subject to earlier termination if Mr. Tolonen's employment with us is terminated, as provided in our option grant and employment agreement with him, and are subject to the terms and conditions of our 2000 Equity Incentive Plan.

                         Ten-Year Option/SAR Repricings

                                     Number of
                                     Securities   Market Price
                                     Underlying   of Stock at  Exercise Price             Length of Original
                                    Options/SARs    Time of      at Time of     New    Option Term Remaining at
                                    Repriced or   Repricing or  Repricing or  Exercise   Date of Repricing or
 Name                        Date     Amended      Amendment     Amendment     Price           Amendment
 ----                      -------- ------------  ------------ -------------- -------- ------------------------
 Richard D. Boyce......... 09/12/00   133,334(1)    $6.1875       $28.0500    $6.1875  With respect to our
  President                09/12/00    16,667        6.1875        28.0500     6.1875  cancellation of
                                                                                       150,000 shares issuable
                                                                                       under the option:
                                                                                       9 years, 5 months and
                                                                                       10 days.

 James R. Tolonen......... 01/02/01   166,667        1.5000         6.0000     1.5000  With respect to our
  Chief Financial Officer,                                                             cancellation of
  Chief Operating Officer                                                              66,667 shares issuable
  and Director                                                                         under the option:
                                                                                       8 years, 9 months and
                                                                                       18 days.

                                                                                       We repurchased
                                                                                       100,000 shares of our
                                                                                       common stock, which were
                                                                                       not subject to
                                                                                       expiration. However,
                                                                                       these shares were
                                                                                       subject to a repurchase
                                                                                       right lapsing monthly
                                                                                       for 34 months.

--------
(1) This amount represents restricted common stock.

                                          COMPENSATION COMMITTEE

                                          Christopher Anderson
                                          Michael Orsak

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During 2000, the members of our compensation committee consisted of Robert Reid, Michael Orsak and Christopher Anderson. In February 2000, Mr. Reid resigned from our compensation committee. No interlocking relationship exists between the Board or compensation committee and the board of directors or compensation committee of any other company, nor has an interlocking relationship existed in the past. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board.

                        REPORT ON EXECUTIVE COMPENSATION

   Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

   Since June 1999, our compensation committee has made decisions about executive compensation, including stock option grants. The compensation committee is comprised of two independent non-employee directors and is responsible for approving and reporting to the Board on elements of compensation for the elected corporate officers. Mr. Jung has not participated in discussions by the Board or the compensation committee with respect to his compensation.

General Compensation Policy

   The committee acts on behalf of the Board to establish the general compensation policy of Snowball for all our employees. The committee typically reviews base salary levels and target bonuses for the chief executive officer and other executive officers and key employees near the beginning of each year. The committee administers our incentive and equity plans, including the 1999 Equity Incentive Plan, the 2000 Equity Incentive Plan and the 2000 Employee Stock Purchase Plan.

   The committee's approach to compensation of executive officers, including the chief executive officer, is to relate that compensation directly to corporate performance. We relate a portion of each individual's total compensation to company-wide revenue and profit objectives, as well as individual objectives that are established at the beginning of the year (the "Incentive Performance Plan"). Cash compensation includes base salary and potential cash bonuses. For long-term equity incentives for executive officers we grant stock options, which have value only if the price of our common stock increases above the grant price and the executive remains with Snowball for the period required for the options to vest.

   In 2000, the committee determined base salaries, incentive compensation and stock option grants for executive officers based on its own experience and its understanding of prevailing compensation practices among Internet media companies with whom Snowball competes for executive talent. The committee compared the compensation of Snowball's executive officers with comparable positions at comparable companies to determine base salary, target bonuses and target total cash compensation. The committee, along with the chief executive officer, reviewed this competitive market information for each executive level position and the committee alone reviewed this information as to the chief executive officer. Each executive officer's performance for the past year and objectives for the coming year were reviewed, together with that person's responsibility level and Snowball's performance compared to objectives, and performance targets were set for the coming year.

Executive Compensation

   Base Compensation. The committee determined its base compensation recommendations in February 2000, and presented them to the Board during the same month. The Board approved these recommendations, establishing a 2000 base salary level for each executive officer in 2000. The Board later adjusted base salary levels for certain executive officers in June and September 2000.

   Incentive Compensation. No cash bonuses were awarded to Named Executive Officers for 2000 under the Incentive Performance Plan. Performance of our executive officers is measured at the end of the year. For 2000, individual executives' cash bonus compensation depended on Snowball's revenues and profits achieving specified targets. The decision not to award cash bonuses was based on Snowball's failure to achieve predetermined revenue and profit targets set by the committee at the beginning of the year. However, a cash bonus was paid to one officer under a sales retention plan and a quarterly cash bonus was paid to another officer under the terms of her employment agreement.

   Stock Options. Stock options are an essential element of our executive compensation packages. The committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the common stock. Almost all of our full-time employees participate in our stock plans.

   In 2000, we granted stock options to aid in the retention of executive officers and to align their interests with those of the stockholders. The stock options generally become exercisable over a four or five year period and are granted at a price that is equal to the fair market value of our common stock on the date of grant. Stock options typically are granted to executive officers when the executive first joins Snowball, or in connection with a significant change in responsibilities, or occasionally to achieve equity within a peer group. In its discretion, the compensation committee may also grant stock options to executives to provide greater incentives to continue their employment with Snowball and to strive to increase the value of our common stock, or for other reasons. The number of shares subject to each stock option granted is within the discretion of the committee and is based on anticipated future contribution and ability to affect corporate or business unit results, past performance or consistency within the executive's peer group. In 2000, as part of an annual review of the stock options held by our executive officers and managers, the committee considered these factors, as well as the number of options held by those executive officers as of the date of grant that remained unvested.

   Company Performance and CEO Compensation. Mr. Jung's base salary was $264,583 in 2000. Based upon the criteria set forth above, the committee did not award a bonus to Mr. Jung in 2000. However, in February 2000, the committee did grant an option to Mr. Jung to purchase 133,334 shares of our common stock. This option did not begin to vest and was not exercisable until March 2001, and vests monthly thereafter over the following four years. In granting this option, the committee reviewed Mr. Jung's prior outstanding stock options, the number of restricted shares that remained unvested, the number of shares
Mr. Jung already owned that were not subject to repurchase, and Snowball's performance in 1999 and 2000. The committee believes that this grant was appropriate because it provided the proper incentives to Mr. Jung for 2000 and beyond and takes account of his prior significant stock holdings. The committee reviewed compensation practices of comparable companies in making this grant.

   Compliance with Section 162(m) of the Internal Revenue Code. Snowball intends to comply with the requirements of Section 162(m) of the Internal Revenue Code for 2001. Snowball does not expect cash compensation for 2001 to any of its executive officers to be in excess of $1,000,000, and consequently we do not expect to be affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE

                                          Christopher Anderson
                                          Michael Orsak

                         REPORT OF THE AUDIT COMMITTEE

   Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

   The following is the report of our audit committee with respect to our audited financial statements for the fiscal year ended December 31, 2000.

   Our audit committee has reviewed and discussed our audited financial statements with management. Our audit committee has discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. Our audit committee has also received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, which relates to the auditors' independence from the Company and its related entities, and has discussed with Ernst & Young their independence from the Company.

   Our audit committee acts pursuant to our audit committee charter, a copy of which is attached as Appendix "1" to this proxy statement. Each of the three members of our audit committee qualifies as an "independent" director under the current listing standards of the Nasdaq Stock Market.

   Based on the review and discussions referred to above, our audit committee recommended to the Board that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2000.

                                          AUDIT COMMITTEE

                                          Richard A. LeFurgy
                                          Michael Orsak
                                          Robert H. Reid

                        COMPANY STOCK PRICE PERFORMANCE

   The stock price performance graph below is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

   The graph below compares the cumulative total stockholder return on our common stock from March 21, 2000 (the effective date of our registration statement with respect to our initial public offering) to December 31, 2000 with the cumulative total return on the Nasdaq Stock Market--U.S. Index and the Chase H&Q Internet 100 Index over the same period (assuming the investment of $100 in our common stock and in each of the other indices on the date of our initial public offering, and reinvestment of all dividends).

   The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.


                      Snowball.com,       Nasdaq Stock          Chase H&Q
                          Inc.         Market--U.S. Index   Internet 100 Index
                    ----------------- -------------------- --------------------
                    Market Investment           Investment           Investment
                    Price    Value      Index     Value      Index     Value
                    ------ ---------- --------- ---------- --------- ----------
   03/21/00........ $33.00  $100.00   $1,573.78  $100.00   $1,052.23  $100.00
   12/31/00........ $ 1.31  $  3.98   $  821.15  $ 52.18   $  351.20  $ 33.38

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   From January 1, 2000 to the present, there are no transactions or currently proposed transactions in which the amount involved exceeds $60,000 to which we or any of our subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for payments set forth under "Executive Compensation" above and the transactions described below.

Indemnification

   We have entered into an indemnification agreement with Richard LeFurgy. Under that agreement, we will indemnify Mr. LeFurgy for liabilities incurred by him in connection with the possible recruitment of employees or consultants from a particular company.

   We have entered into indemnification agreements with each of our executive officers and directors. Those indemnification agreements will require us to indemnify our officers and directors to the fullest extent permitted by Delaware law.

   Our amended and restated certificate of incorporation, limits the liability of directors to the fullest extent permitted by Delaware law. In addition, our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. We intend to enter into separate indemnification agreements with our directors and executive officers that provide them indemnification protection in the event the certificate of incorporation is subsequently amended.

   Our amended and restated certificate of incorporation and bylaws provide that we will indemnify our directors and executive officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures. These provisions may have the effect of preventing changes in our management.

Loans to and Other Arrangements with Officers and Directors

   Loan to Christopher Anderson. In February 1999, we loaned $2.0 million to Christopher Anderson, our Chairman of the Board and one of our directors, in connection with his purchase of shares of our Series A preferred stock. As of December 31, 2000, there was no remaining balance under this loan.

   Sale of Common Stock and Loan to Mark Jung. In February 1999, we loaned an aggregate of $92,300 to Mark Jung, our Chief Executive Officer and one of our directors, in connection with his purchase of 659,341 shares of our common stock at $0.14 per share. The loan is secured by a full recourse promissory note and a stock pledge agreement. The note accrues interest at a rate of 4.64% per year, payable annually, and is due and payable on or before February 1, 2003, with principal and interest forgiven at the rate of $1,667 per month. The largest aggregate amount outstanding under the note during 2000 was $74,000. Effective April 1, 2000, we forgave the remaining balance under the note. The total amount of principal and interest forgiven during 2000 was approximately $74,000.

   Sale of Preferred Stock and Loan to Trusts Associated with James Tolonen. In October 1999, we loaned an aggregate of $333,000 to the James R. Tolonen and Ginger Tolonen Family Trust dated 9/26/96 in connection with its purchase of 120,000 shares of our Series B-1 preferred stock at $4.22 per share. The loan is secured by a full recourse promissory note and a stock pledge agreement. The note accrues interest at a rate of 5.86% per year, payable annually, and is due and payable in full on or before October 20, 2003, with principal of $6,938 and interest forgiven monthly over 48 months. The largest aggregate amount outstanding under the note during 2000 was $319,000. In addition, the note provides that all remaining unpaid principal and interest will become due and payable if Mr. Tolonen terminates his employment with us, except under some circumstances, and will be forgiven by us if we terminate his employment, except under some circumstances. As of December 31, 2000, $235,875 in principal remained outstanding under this loan.

   Sale of Common Stock and Loan to James Tolonen. In November 1999, we loaned an aggregate of $600,000 to Mr. Tolonen, our Chief Financial Officer and Chief Operating Officer and one of our directors, as partial payment for his purchase of 116,667 shares of our common stock at $6.00 per share. The loan is secured by a full recourse promissory note and a stock pledge agreement. The note accrues interest at a rate of 6.08% per year, payable annually, and is due and payable in full on or before November 30, 2003. The note was offset by our repurchase of 100,000 shares of our common stock. The Board approved this repurchase in December 2000 and it was effective in January 2001. As of December 31, 2000, $600,000 in principal remained outstanding under this loan.

   Please refer to "Employment Contracts with Management" for a description of stock option grants to officers and directors.

   We believe that all transactions between us and our officers, directors, principal stockholders and other affiliates have been and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

Employment Contracts with Management

   Mark Jung's offer letter, dated February 1, 1999, provides for an initial annual salary of $250,000 commencing on February 1, 1999. Pursuant to the offer letter, Mr. Jung purchased 659,341 shares of our common stock at $0.14 per share. The shares purchased by him are subject to our right to repurchase these shares upon termination of his employment. Our right to repurchase his shares at the original price upon his termination lapses ratably over a 48-month period that began in December 1998. The repurchase right will expire as to half of the shares of common stock subject to repurchase if Mr. Jung is terminated by us without cause or if he terminates his employment under some circumstances. In connection with this stock purchase, we agreed to loan Mr. Jung the entire purchase price. See "Certain Relationships and Related Transactions."

   James Tolonen's offer letter, dated October 18, 1999, provides for an initial annual salary of $225,000 commencing on October 1, 1999. Pursuant to the offer letter, the James R. Tolonen and Ginger Tolonen Family Trust dated 9/26/96 and the James R. Tolonen Grantor Retained Annuity Trust purchased 120,000 and 30,000 shares, respectively, of our Series B-1 preferred stock at a purchase price of $4.22 per share. In connection with this stock purchase, we loaned the James R. Tolonen and Ginger Tolonen Family Trust dated 9/26/96 $333,000, pursuant to a full recourse promissory note representing part of the purchase price for its shares. The principal amount of the loan is due on October 20, 2003 or earlier in the event of Mr. Tolonen's termination for cause or if he terminates his employment under some circumstances, and bears interest at the rate of 5.86% per year. Mr. Tolonen's offer letter provides that the note and any accrued interest will be forgiven in full if he is terminated without cause or if he terminates his employment under some circumstances. See "Certain Relationships and Related Transactions." Pursuant to the offer letter, Mr. Tolonen was granted options to purchase 200,000 shares of our common stock at an exercise price of $6.00 per share, of which 16,667 shares were granted under our 1999 Equity Incentive Plan and 183,334 shares were granted outside our 1999 Equity Incentive Plan, which upon exercise will be subject to our right to repurchase all of the shares of common stock for which our repurchase right has not lapsed upon termination of his employment. In November 1999, he exercised options to purchase 133,334 shares of our common stock at an exercise price of $6.00 per share. Our right to repurchase these shares lapses ratably over a 48-month period that began in October 1999. In addition, our repurchase right lapses as to 25,000 shares of common stock if Mr. Tolonen is terminated by us without cause or if he terminates his employment under some circumstances, unless termination happens 60 days before, or within one year after, we are acquired or merge with another company, in which case our right to repurchase these shares lapses as to 50,000 shares. See "Certain Relationships and Related Transactions" and "Report on Repricing of Options/SARs".

   Richard Boyce's offer letter, dated February 15, 2000, provides for an initial salary of $225,000 commencing on February 18, 2000. Pursuant to the offer letter, Mr. Boyce was granted options to purchase 150,000 shares of our common stock at an exercise price of $28.05 per share, which were granted outside our 1999 Equity Incentive Plan. 18,750 shares will be subject to acceleration if we terminate Mr. Boyce without cause, or if he terminates his employment under some circumstances. See "Report on Repricing of Options/SARs".

   Janette Chock, who served as our Vice President, Controller from February 1999 to January 2001, had an offer letter, dated January 18, 1999, which provided for an initial annual salary of $120,000 commencing on February 1, 1999. Pursuant to the offer letter, Ms. Chock purchased 33,000 shares of our common stock at an exercise price of $0.14 per share under our 1999 Equity Incentive Plan. Upon termination of her employment, we have the right to repurchase at the exercise price all of the shares of common stock for which our repurchase right has not lapsed. Our right to repurchase her shares at the original price upon termination lapsed as to 4,125 shares on August 1, 1999 and lapses as to approximately 688 shares each month thereafter. On January 2, 2001, Ms. Chock resigned from the Company. Ms. Chock has been retained as a consultant to the Company.

   Teresa Crummett's offer letter, dated March 15, 1999, provides for an initial annual salary of $140,000 commencing on March 15, 1999, and an incentive bonus of up to $7,500 per quarter commencing in the quarter ended June 30, 1999. Pursuant to the offer letter, Ms. Crummett purchased 66,000 shares of our common stock at an exercise price of $0.14 per share under our 1999 Equity Incentive Plan. Upon termination of her employment, we have the right to repurchase at the exercise price all of the shares of common stock for which our repurchase right has not lapsed. Our right to repurchase her shares lapsed as to 8,250 shares on July 1, 1999 and lapses as to 1,375 shares each month thereafter.

   Kenneth Keller, our Vice President, Engineering, has an offer letter, dated March 15, 1999, which provides for an initial annual salary of $175,000 commencing on March 15, 1999. Pursuant to the offer letter, Mr. Keller purchased 150,000 shares of our common stock at an exercise price of $0.14 per share under our 1999 Equity Incentive Plan. Upon termination of his employment, we have the right to repurchase at the exercise price all of the shares of common stock for which our repurchase right has not lapsed. Our right to repurchase his shares lapsed as to 9,375 shares on March 22, 1999 and lapses as to approximately 3,125 shares each month thereafter. The repurchase right will expire as to 37,500 shares of the common stock subject to repurchase if Mr. Keller is terminated by us without cause or if he terminates his employment under some circumstances.

   Elizabeth Murphy's offer letter, dated March 4, 1999, provides for an initial annual salary of $200,000 commencing on March 17, 1999 and an incentive bonus of up to $75,000, of which $36,500 is guaranteed in the first year of her employment. In addition, her offer letter provides that we will pay her $100,000 if she is terminated by us without cause, or if she terminates her employment under some circumstances. Pursuant to the offer letter, Ms. Murphy purchased 100,000 shares of our common stock, of which 25,000 shares will vest on March 15, 2000 and the remainder will vest ratably over a 36-month period thereafter, at an exercise price of $0.14 per share under our 1999 Equity Incentive Plan. Upon termination of her employment, we have the right to repurchase at the exercise price all of the shares of common stock for which our repurchase right has not lapsed. Our repurchase right will expire as to 25,000 shares of the common stock subject to repurchase if Ms. Murphy is terminated by us without cause or if she terminates her employment under some circumstances.

   If an officer is terminated within one year after we are acquired by another company, dissolve or liquidate, merge and are not the surviving or controlling company, sell or transfer substantially all the assets of the Company, or sell or transfer more than 50% of the shares of the Company; vesting of all such officers' options shall accelerate by 25%; unless such acceleration is otherwise improved upon by a specific option or employment agreement.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2002 must be received by December 31, 2001. Stockholders wishing to bring a proposal before the annual meeting for 2002 but not include it in our proxy materials must provide written notice of such proposal to our Secretary at our principal executive offices no later than March 1, 2002. In addition, stockholders must comply with the procedural requirements in our Bylaws, a copy of which is on file with the Securities and Exchange Commission, or may be obtained by writing to us.

                         COMPLIANCE UNDER SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16 of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during 2000.

                                 OTHER BUSINESS

   The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

-------------------------------------------------------------------------------
    Whether or not you plan to attend the meeting in person, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting.
-------------------------------------------------------------------------------

                                                                      APPENDIX 1

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                               SNOWBALL.COM, INC.

                                    CHARTER

I. PURPOSE

   The primary function of the audit committee of the board of directors of Snowball.com, Inc. (the "Corporation") is to assist the board of directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public, (ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the board have established, and (iii) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the audit committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The audit committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

  . Review and appraise the audit efforts of the Corporation's independent auditors; and

  . Provide an open avenue of communication among the independent auditors, financial and senior management, and the board of directors.

   The Corporation does not currently have an internal auditing department but uses internal resources and the independent auditors to perform certain reviews of processes, internal controls and external financial reporting functions. The audit committee may review, at its discretion, any reports issued as a result of this activity. Further, should a formal internal auditing department be established, the audit committee's charter will be modified as necessary to provide oversight over these activities.

   The audit committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this charter.

II. COMPOSITION

   The audit committee shall be comprised of three or more directors as determined by the board, each of whom shall be independent and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the audit committee. All members of the audit committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

   The members of the audit committee shall be elected by the board at the annual organizational meeting of the board and shall serve until their successors shall be duly elected and qualified. Unless a chair is elected by the full board, the members of the committee may designate a chair by a majority vote of the full committee membership.

III. MEETINGS

   The committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the committee or each of these groups believe should be discussed privately. In addition, the committee or the chair of the committee should meet with the independent auditors and management quarterly to review the Corporation's financial statements, as described in Section IV.4 below.

IV. RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties, the audit committee shall:

 Documents/Reports Review

   1. Review and update this charter periodically, at least annually, as conditions dictate.

   2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent auditors.

   3. Review internal reports to management prepared by the finance department.

   4. Review with financial management and the independent auditors the Corporation's Form 10-Q prior to its filing and prior to the release of earnings. The chair of the committee may represent the entire committee for purposes of this review.

 Independent Auditors

   5. Recommend to the board of directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the committee should review and discuss with the auditors all significant relationships the auditors have with the Corporation to determine the auditors' independence.

   6. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

   7. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

 Financial Reporting Process

   8. In consultation with the independent auditors and financial management, review the integrity of the Corporation's financial reporting processes, both internal and external.

   9. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

 Process Improvement

  11. Establish regular and separate systems of reporting to the audit committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

  12. Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  13. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

  14. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the audit committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the committee.)

 Ethical and Legal Compliance

  15. Establish, review and update periodically a code of ethical conduct and oversee management's enforcement of this code.

  16. Review management's monitoring of the Corporation's compliance with its ethical code, and oversee management's administration of its review system to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

  17. Review the activities, organizational structure and qualifications of the finance department.

  18. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

  19. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  20. Perform any other activities consistent with this charter, the Corporation's bylaws and governing laws, as the committee or the board deems necessary or appropriate.

                                  DETACH HERE

                                     PROXY

                              SNOWBALL.COM, INC.

                Annual Meeting of Stockholders - June 14, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Mark A. Jung and James R. Tolonen, and each of them, as proxies of the undersigned, with full power to appoint substitutes, and hereby authorizes each of them to represent and to vote all shares of stock of Snowball.com, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card at the Annual Meeting of Stockholders of Snowball.com, Inc. (the "Meeting") to be held on June 14, 2001 at 9:00 a.m. P.T., at the Sheraton Palo Alto, located at 625 El Camino Real, Palo Alto, California and at any adjournment or postponement thereof.

   WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

---------------                                                  ---------------
  SEE REVERSE    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)      SEE REVERSE
     SIDE                                                              SIDE
---------------                                                  ---------------

                                     DETACH HERE

---- Please mark
 x   votes as in
---- this example.

      The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

                                                                                              FOR      AGAINST    ABSTAIN
1. Election of Directors               2.  To ratify the selection of Ernst & Young
   Nominees: Christopher Anderson          LLP as the Company's independent auditors for      [_]        [_]        [_]
   and Michael Orsak                       the fiscal year ending December 31, 2001.

      [_] FOR ALL    [_]  WITHHELD
          NOMINEES        FROM ALL                                                            FOR      AGAINST    ABSTAIN
                          NOMINEES     3.  To transact such other business as may properly
                                           come before the Meeting and any adjournment or     [_]        [_]        [_]
                                           postponement thereof.

                                                      MARK HERE
                                                         FOR
                                                       ADDRESS
                                                     CHANGE AND
[_]_________________________________________________ NOTE BELOW
(Instruction:  to withhold authority to vote for any
individual nominee write that nominee's name on the
space provided above.)
                                                          Please sign exactly as your name(s) appear(s) on this Proxy.  If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy.  If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary.
                                                          Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title.  Please date this
                                                          Proxy.


                                                               Signature:________________________  Date:____________________________